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                                                                 Exhibit 10.1B

                           Burlington Business Center
                             67 South Bedford Street
                            Burlington, Massachusetts
                                ("the Building")

                                 FIFTH AMENDMENT
                                 March 10, 2000

            LANDLORD:          Gateway Rosewood, Inc., successor-in-interest to
                               Sumitomo Life Realty (N.Y.), Inc.

            TENANT:            Lightbridge, Inc.

            EXISTING
            PREMISES:          An area on the first (1st) floor East Pod of the
                               Building, containing 21,055 rentable square feet, substantially as shown on Lease Plan, Exhibit F, Sheet 1; an area on the second (2nd) floor East
                               Pod of the Building, containing 21,892 rentable square feet, substantially as shown on Lease
                               Plan, Exhibit F, Sheet 2; an area ("Third
                               Amendment Premises") on the second (2nd) floor, Pod C of the Building, containing 220 square feet of Rentable Floor Area, substantially as shown on Exhibit A, Third Amendment; an area on the third
                               (3rd) floor East Pod of the Building, containing
                               3,411 rentable square feet, substantially as shown on Lease Plan, Exhibit F, Sheet 3; and an area on the fourth (4th) floor West Lobby of the Building, containing 11,226 square feet of Rentable Floor Area, substantially as shown on Exhibit A, Second Amendment, dated October 6,
                               1997; an area, known as the Generator Premises, adjacent to the Building more particularly shown on Exhibit A, First Amendment dated July 22,
                               1997; and an area on the third (3rd) floor, Pod C of the Building, containing 7,733 square feet of Rentable Area, substantially as shown on Exhibit
                               A, Fourth Amendment, dated July 16, 1999 ("Fourth
                               Amendment Premises")

ORIGINAL  LEASE
LEASE     EXECUTION
DATA:     DATE:                March 5, 1997


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             TERMINATION
             DATE IN RESPECT
             OF EXISTING
             PREMISES (EXCEPT
             THIRD AMENDMENT
             PREMISES) AND FIFTH
             AMENDMENT
             PREMISES:         May 31, 2004

             TERMINATION
             DATE IN RESPECT
             OF THIRD
             AMENDMENT
             PREMISES:         March 14, 2000

             PREVIOUS
             LEASE
             AMENDMENTS:       First Amendment dated July 22, 1997
                               Second Amendment dated October 6, 1997
                               Third Amendment dated as of March 15, 1999
                               Fourth Amendment dated July 16, 1999

             FIFTH
             AMENDMENT
             PREMISES:         An area on the third (3rd) floor of Pod C of the
                               Building, containing 3,982 square feet of Rentable Floor Area, substantially as shown on Exhibit A, Fifth Amendment, Sheet 1, a copy of which is attached hereto and incorporated by reference herein

             EXTENDED
             TERMINATION
             DATE IN RESPECT
             OF THIRD AMENDMENT
             PREMISES:         March 31, 2001

      WHEREAS, Tenant desires to: (i) extend the term of the lease in respect of the Third Amendment Premises; and (ii) lease additional premises located in the Building, to wit, the Fifth Amendment Premises;

      WHEREAS, Landlord is willing to: (i) extend the term of the lease in respect of the Third Amendment Premises for an additional term; and (ii) lease the Fifth Amendment Premises to Tenant upon the terms and conditions hereinafter set forth;


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      NOW THEREFORE, the parties hereby agree that the above-described lease, as previously amended ("the Lease"), is hereby further amended as follows:

      1.    EXTENSION OF TERM OF LEASE IN RESPECT OF THIRD AMENDMENT PREMISES

      The term of the Lease in respect of the Third Amendment Premises is hereby extended for an additional term commencing as of March 15, 2000 and terminating as of March 31, 2001. Said additional term shall be upon all of the same terms and conditions of the Lease in effect immediately preceding the commencement of such additional term (including, without limitation, Annual Fixed Rent, Operating Expense Base, Tax Base and Annual Electricity, all as set forth in Paragraph 1 of the Third Amendment). Tenant shall have no option to further extend the term of the Lease in respect of the Third Amendment Premises. In implementation of the foregoing, Article XI of the Lease shall have no applicability to the Third Amendment Premises.

      2.    DEMISE OF THE FIFTH AMENDMENT PREMISES

      Landlord hereby leases and demises to Tenant, and Tenant hereby hires and takes from Landlord, the Fifth Amendment Premises. Said demise of the Fifth Amendment Premises shall be upon all of the terms and conditions of the Lease applicable to the Existing Premises (including, without limitation, Tenant's Option to Extend the Term of the Lease, pursuant to Article XI of the Lease) except as follows:

      A. The Term Commencement Date in respect of the Fifth Amendment Premises shall be the day after the current tenant ("Current Tenant") in the Fifth Amendment Premises vacates the Fifth Amendment Premises.

      B. The Rent Commencement Date in respect of the Fifth Amendment Premises shall be the earlier to occur of (i) thirty (30) days after the Term Commencement Date in respect of the Fifth Amendment Premises, or (ii) the date that Tenant or those claiming by, through or under Tenant, commence to use the Fifth Amendment Premises for the purposes permitted under the Lease.

      C. The Termination Date in respect of the Fifth Amendment Premises shall be May 31, 2004.

      D. Annual Fixed Rent in respect of the Fifth Amendment Premises shall be One Hundred Thirteen Thousand Four Hundred Eighty-Seven and 00/100 Dollars ($113,487.00) (i.e., a monthly payment of $9,457.25) (i.e., $28.50 per rentable square foot).


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      E. Tenant's Operating Expense Base in respect of the Fifth Amendment
Premises shall be the actual amount of Operating Expenses Allocable to the Fifth Amendment Premises for calendar year 2000.

      F. Tenant's Tax Base in respect of the Fifth Amendment Premises shall be the actual amount of Tax Expenses Allocable to the Fifth Amendment Premises for fiscal/tax year 2001.

      G. Tenant's Annual Electricity Charge in respect of the Fifth Amendment Premises shall be Three Thousand Seven Hundred Eighty-Two and 90/100 Dollars ($3,782.90), based upon a charge of $.95 per square foot of Rentable Floor Area in respect of the Fifth Amendment Premises (i.e., $315.24 per month). Tenant's obligation to commence paying the Annual Electricity Charge in respect of the Fifth Amendment Premises shall commence as of the Term Commencement Date in respect of the Fifth Amendment Premises.

      H. In the event of any conflict between the provisions of the Lease and the provisions of this Amendment, the provisions of this Amendment shall control.

      3.    CONDITION OF FIFTH AMENDMENT PREMISES

      Notwithstanding anything to the contrary herein or in the Lease contained, Tenant shall lease the Fifth Amendment Premises "as-is", in the condition in which the Fifth Amendment Premises are in as of the Term Commencement Date in respect of the Fifth Amendment Premises without any obligation on the part of Landlord to prepare or construct the Fifth Amendment Premises for Tenant's occupancy, and without any representation or warranty by Landlord as to the condition of the Fifth Amendment Premises.

      4.    LANDLORD'S CONTRIBUTION IN RESPECT OF FIFTH AMENDMENT PREMISES

      Landlord shall provide to Tenant up to Thirty-Nine Thousand Eight Hundred Twenty and 00/100 Dollars ($39,820.00) ("Landlord's Fifth Amendment Premises Contribution") towards the cost of leasehold improvements to be installed by Tenant in the Fifth Amendment Premises, including, without limitation, hard costs, architectural and engineering fees incurred by Tenant in preparing Tenant's plans, moving costs and computer wiring and cabling costs ("Tenant's Fifth Amendment Premises Work"). Landlord's Fifth Amendment Premises Contribution shall be disbursed to Tenant in the same manner and subject to the same conditions and limitations as set forth on Exhibit B to the Lease, except:

      A. The first two (2) sentences of Paragraph B of Exhibit B to the Lease shall not apply to Tenant's Fifth Amendment Premises Work.


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      B. For the purpose of clause (iii) of Paragraph D of Exhibit B to the
Lease, wherever the date "September 30, 1997" is used, the date "six (6) months after the Term Commencement Date in respect of the Fifth Amendment Premises" shall be substituted therefor in respect of the Fifth Amendment Premises.

      5.    BROKER

      Landlord and Tenant each warrant that they have had no dealings with any broker or agent in connection with this Fifth Amendment, except for Meredith & Grew ("Broker") and covenant to defend, hold harmless and indemnify each other from and against any and all cost, expense or liability for any compensation, commissions and charges claimed by any broker or agent, other than Broker, claiming by or through them with respect to dealings in connection with this Fifth Amendment or the negotiation thereof.

      6.    LETTER OF CREDIT

      The parties hereby acknowledge that Landlord is presently holding a Letter of Credit in an amount equal to One Million and 00/100 Dollars ($1,000,000.00), pursuant to Article X of the Lease. The parties hereby further acknowledge that Landlord shall continue to hold said Letter of Credit during the term of the Lease.

      7.    CANCELLATION RIGHT

      Landlord represents to Tenant that Landlord's lease with the Current Tenant ("Current Tenant Lease") expires as of May 31, 2005, but that Landlord has the right, pursuant to the provisions of the Current Tenant Lease, to relocate the Current Tenant from the Fifth Amendment Premises to other premises in the Building. Landlord agrees that, after both parties execute and deliver this Fifth Amendment, Landlord will promptly exercise such relocation right. If, despite the exercise of such relocation right, Landlord is unable, on or before October 1, 2000, to relocate the Current Tenant from the Fifth Amendment Premises to other premises in the Building, then either party shall have the right ("Cancellation Right") to cancel this Fifth Amendment and to render it void and without further force or effect. Either party may exercise such Cancellation Right by giving written notice to the other party after October 1, 2000 but prior to the date that the Current Tenant relocates from the Fifth Amendment Premises to other premises in the Building.


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      8. As herein amended, the Lease is ratified, confirmed and approved in all respects.

      EXECUTED UNDER SEAL as of the date first above written.

LANDLORD:                                     TENANT:
Invesco Realty Advisors                       LIGHTBRIDGE, INC.
Division of Invesco, Inc.
as Agent for:
GATEWAY ROSEWOOD, INC.


By: /s/ Michael Kirby  Vice President         By: /s/ Pamela A. Reeve      CEO
    ---------------------------------             ------------------------------
         (Name)            (Title)                     (Name)            (Title)
         Hereunto Duly Authorized                      Hereunto Duly Authorized


Date Signed:   4/28/2000                      Date Signed:   4/28/2000
             ---------------------                         ---------------------


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